UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2025

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14501 N Fwy, Fort Worth, Texas 76177
(Address of Principal Executive Offices) (Zip Code)

(682) 549-6600

(Registrant’s Telephone Number, Including Area Code)

None

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by Farmer Bros. Co., a Delaware corporation (the “Company”) on April 9, 2025 (the “Initial 8-K”), Tom Bauer, the Company’s Vice President, Chief Field Operations Officer, separated from the Company, effective April 8, 2025 (the “Separation Date”). This Amendment No. 1 to the Initial 8-K (this “Amendment”) supplements and amends the Initial 8-K. Other than as described herein, this Amendment does not amend any other information previously filed in the Initial 8-K, which information is incorporated herein by reference.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2025, the Company and Mr. Bauer entered into a general release and separation agreement (the “Separation Agreement”). The Separation Agreement, among other things, entitles Mr. Bauer to receive (a) a severance payment in the amount of $325,000, subject to applicable withholding and other deductions, (b) an amount equal to the amount he would pay on an annual basis for COBRA continuation premiums had he elected COBRA continuation coverage under the Company’s group insurance plans, and (c) accrued benefits. Under the Separation Agreement, the vesting of all equity awards granted to Mr. Bauer prior to the Separation Date that were outstanding as of the Separation Date and were subject to vesting on or prior to December 31, 2025 was accelerated, and all such equity awards vested in full as of the Separation Date.

The Separation Agreement also contains a general release of claims from Mr. Bauer, as well as other customary provisions.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1 to this Amendment and is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	General Release and Separation Agreement, dated April 14, 2025, by and between the Company and Tom Bauer.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       April 16, 2025

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb VP, General Counsel, Secretary and Chief Compliance Officer